EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the use of our report included herein and to the references to our firm under the heading "Selected Consolidated Financial Data" and "Experts" in the prospectus.



                                            /s/ KPMG PEAT MARWICK LLP
                                            ---------------------
                                            KPMG PEAT MARWICK LLP
Providence, Rhode Island
December 17, 1996